TRANSAMERICA PARTNERS INSTITUTIONAL SMALL VALUE

Summary Prospectus

May 1, 2010, revised as of June 25, 2010

Ticker	DIVSX

This summary prospectus is designed to provide shareholders with key fund information in a clear and concise format. Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information and most recent reports to shareholders, online at http://www.transamericapartners.com/prospectus. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The fund’s prospectus and statement of additional information, dated May 1, 2010, as supplemented from time to time, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2009, are incorporated by reference into this summary prospectus.

Investment Objective: Seeks to provide a high total investment return through investments primarily in a diversified portfolio of common stock.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. There are no sales charges (load) or other transaction fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[a]

Management fees	0.82%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.22%
Total annual fund operating expenses	1.29%
Expense reduction[b]	0.19%
Total annual fund operating expenses after expense reduction	1.10%

[a]	The fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the fund and that underlying fund.

[b]

Contractual arrangements have been made with the fund’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through May 1, 2017 to waive fees and/or reimburse fund expenses to the extent that the total operating expenses exceed 1.10%, excluding extraordinary expenses.

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$112	$350	$606	$1,418

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund performance. During the most recent fiscal year, the portfolio turnover rate was 103% of the average value of the fund's portfolio.

Principal Investment Strategies: The fund invests in securities through an underlying mutual fund having the same investment goals and strategies.

The fund normally invests primarily in stocks of companies with small market capitalizations which the fund’s advisers believe have strong market share, cash flow and management teams but are undervalued by the market place. Under normal market circumstances, the fund invests at least 80% of its net assets in the securities of companies with small market capitalizations (or small-cap companies) and related investments. The fund considers small-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell 2000® Index. As of March 31, 2010, the market capitalizations of companies in the Russell 2000® Index ranged from $11.15 million to $5.59 billion. Over time, the capitalizations of the companies in the Russell 2000® Index will change. As they do, the size of the companies in which the fund invests may change.

The fund’s equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The fund emphasizes common stocks. The fund may also invest in foreign securities.

The fund may use derivatives such as options, futures, swaps and forward currency contracts. The fund generally uses derivatives to attempt to alter investment characteristics of the fund’s portfolio, but they also may be used to generate income.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Effective on or about July 9, 2010, the fund’s sub-adviser will change to Wellington Management Company, LLP and the fund’s principal strategies will be as follows:

Principal Investment Strategies: The fund invests in securities through an underlying mutual fund having the same investment goals and strategies.

The fund normally invests primarily in high-quality companies with a track record of attractive rates of profitability that sell at a discount relative to the overall small cap market. Under normal market circumstances, the fund invests at least 80% of its net assets in the securities of companies with small market capitalizations (or small-cap companies) and related investments. The fund considers small-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in either the Russell 2000® Index or the S&P SmallCap 600® Index. As of March 31, 2010, the market capitalizations of companies in the Russell 2000® Index ranged from $11.15 million to $5.59 billion, and the market capitalizations of companies in the S&P SmallCap 600® Index ranged from $250 million to $1.2 billion. Over time, the capitalizations of the companies in the indexes will change. As they do, the size of the companies in which the fund invests may change.

The fund’s equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other securities exchanges and stocks that are traded over-the-counter. The fund emphasizes common stocks. The fund may also invest in foreign securities.

The fund may use derivatives such as options, futures, swaps and forward currency contracts. The fund generally uses derivatives to attempt to alter investment characteristics of the fund’s portfolio, but they also may be used to generate income.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

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Active Trading – Certain funds are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

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Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund's yield will go down. If a significant amount of the fund's assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.

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Currency – When the fund invests in securities denominated in foreign currencies, the fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

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Derivatives – Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

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Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

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Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

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Increase in Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

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Market – The market prices of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The fund may experience a substantial or complete loss on any individual security.

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Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

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Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

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Securities Lending – Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the fund may lose money and there may be a delay in recovering the loaned securities. The fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

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Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

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Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

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Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risk of investing in the fund by showing you how the fund’s performance has varied from year to year, and how the fund’s average annual total returns for different periods compared to the returns of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	09/30/2009	16.67%
Worst Quarter:	12/31/2008	-22.43%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception*
Transamerica Partners Institutional Small Value	19.39%	-3.48%	5.67%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	20.58%	-0.01%	8.86%
*	The fund commenced operations on January 23, 2003.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Mesirow Financial Investment Management, Inc.

Portfolio Managers:

Susan Schmidt, Portfolio Manager since 2009

Rosa Welton, Portfolio Manager since 2006

Effective on or about July 9, 2010, the fund’s sub-adviser and portfolio managers will be as follows:

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Wellington Management Company, LLP
Portfolio Managers:

Timothy J. McCormack, CFA, Portfolio Manager since 2010

Shaun F. Pedersen, involved in portfolio management and securities analysis since 2010

Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Diversified Investment Advisors should contact Diversified at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order. The minimum initial investment is $5,000. The fund is currently waiving this minimum. There is no minimum for subsequent investments. A retirement plan may, however, impose minimum investment requirements. Plan participations or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.

Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse telephone redemptions and may limit the number of telephone redemptions or the amount that can be redeemed by telephone at any time.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank or insurance company), the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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